Filed under Rules 497(e) and 497(k)
Registration No. 33-52742

SunAmerica Series Trust

SA BlackRock Multi-Factor 70/30 Portfolio

(the “Portfolio”)

Supplement dated May 7, 2026

to each Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2026, as supplemented and amended to date

Effective immediately, He Ren, a portfolio manager of the Portfolio with BlackRock Investment Management, LLC (“BlackRock”), is removed from the Portfolio’s Summary Prospectus and Prospectus.

Additionally, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Jeff Shen, PhD Co-CIO and co-head of the Systematic Active Equity (SAE) team, Managing Director	2026
Stephanie Lee Co-head of the SAE Macro team, Managing Director	2026
Philip Hodges, PhD Managing Director, Lead Portfolio Manager	2020
Scott Randell Managing Director	2020
Jeff Rosenberg Managing Director	2020

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the 2nd and 5th paragraphs under “BlackRock Investment Management, LLC (BlackRock)” are deleted in their entirety and replaced with the following:

The SA BlackRock Multi-Factor 70/30 Portfolio is managed by Philip Hodges, PhD, Scott Randell, Stephanie Lee, Jeff Shen, PhD and Jeff Rosenberg.

Jeff Shen, PhD, Managing Director, is Co-Chief Investment Officer and Co-Head of Systematic Active Equities within BlackRock’s Systematic investment team. He is a member of the BlackRock Global Operating Committee. Dr. Shen’s service with BlackRock dates back to 2004, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was the Head of Investment for Asia Pacific and Emerging Market active equities. Prior to joining BGI, he began his career in 1997 with JP Morgan where he held numerous positions in global macro investment and asset allocation research in both New York and London. Dr. Shen earned a BA degree in Economics from Hobart College, a MA degree in Economics from University of Massachusetts at Amherst, and a PhD degree in Finance from New York University. Dr. Shen is an adjunct professor at NYU teaching an MBA class on international investment. He also serves on the advisory board of the Clausen Center at UC Berkeley.

Stephanie Lee, Managing Director, is the Co-Head of Global Macro within BlackRock’s Systematic investment team. She is responsible for leading the research effort in macroeconomic insights and management of systematic macro portfolios. Prior to joining the systematic equities team in 2015, she conducted macroeconomic and equities research within the Blackrock Multi-Asset Strategies group. Prior to joining BlackRock in 2010, Ms. Lee held a research role at Axiom Investment Advisors, a model-driven currencies fund, and co-founded Babel Research, a technology firm that collected internet-based text data to inform quantitative investment strategies. During her academic career she published in various Computer Science journals including the Journal of the ACM.Ms. Lee graduated cum laude with honors from Harvard University, with a BA in Applied Mathematics and Economics, and from University of Oxford, with an MSc in Mathematics and Computer Science Theory where she wrote her dissertation on the computational complexity of database queries.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704H-BMF1 (5/26)